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                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549
                               ------------------


                                    FORM 8-K

                                 CURRENT REPORT

                     Pursuant to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934



Date of report (Date of earliest event reported)   November 30, 2001



                               Roadway Corporation
                               -------------------
               (Exact Name of Registrant as Specified in Charter)


         Delaware                   000-32821                  34-1956254
         --------                   ---------                  ----------
(State or Other Jurisdiction        (Commission              (IRS Employer
       of Incorporation)            File Number)             Identification No.)


             1077 Gorge Boulevard, Akron, Ohio                    44310
             ---------------------------------                    -----
             (Address of Principal Executive Offices)           (Zip Code)


Registrant's telephone number, including area code  (330)  384-1717
                                                    ---------------



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Item 2. ACQUISITION OR DISPOSITION OF ASSETS

         Pursuant to an Agreement and Plan of Merger (the "Merger Agreement"), dated as of August 21, 2001, by and among Roadway Corporation, a Delaware corporation (the "Company"), Arnold Industries, Inc., a Pennsylvania corporation ("Arnold"), and Lion Corp., a Pennsylvania corporation ("Merger Subsidiary"), Merger Subsidiary was merged on November 30, 2001, with and into Arnold (the "Merger"). As a result of the Merger, Arnold is now a direct, wholly-owned subsidiary of the Company. All shares of Arnold common stock, par value $1.00 per share (the "Shares), issued and outstanding immediately prior to the effective time of the Merger (other than Shares owned by: (a) shareholders who properly perfected dissenters rights in accordance with Sections 1571 through 1580 and Section 1930 of the Pennsylvania Business Corporation Law, (b) Arnold or a wholly-owned subsidiary of Arnold and (c) the Company and Merger Subsidiary) were canceled and converted automatically into the right to receive $21.75 per Share in cash without interest thereon (the "Merger Consideration").

         The purchase price for the Shares acquired in the Merger was determined by arms-length negotiation between the Company and Arnold.

         The Company obtained the funds necessary to pay the Merger Consideration from existing cash balances and proceeds of a credit facility arranged by Credit Suisse First Boston Corp., accounts receivable securitization facility and a senior secured notes offering.

         Arnold is a transportation and logistics holding company. Through its wholly-owned subsidiaries, New Penn Motor Express, Inc. ("New Penn") and Arnold Transportation Services, Inc. ("ATS"), and Arnold Logistics ("ARLO"), a division of ATS, Arnold provides regional less-than-truckload, truckload, fulfillment and logistics services. The Company will utilize the assets of Arnold in a consistent fashion.

         In addition, pursuant to an Asset Purchase Agreement (the "Purchase Agreement"), dated as of October 17, 2001, by and among the Company, Arnold Logistics, Inc. ("ALI"), a Pennsylvania corporation, and Edward H. Arnold, an individual, ALI agreed to acquire from the Company all of the assets of ARLO and certain assets of New Penn and ATS that are used in connection with the ARLO business (the "Acquired Assets"). Immediately following the consummation of the Merger, the Acquired Assets were sold to ALI for $105,000,000.

         The purchase price for the Acquired Assets was determined by arms-length negotiation between the Company and ALI.

         The Company's press release issued November 30, 2001, is hereby incorporated by reference and included as Exhibit 99.1 of this report on Form 8-K.



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Item 7.  FINANCIAL STATEMENTS, PRO FORMA FINANCIAL INFORMATION AND EXHIBITS.

         (b)      Pro Forma Financial Information.

         The registrant hereby incorporates by reference the pro forma financial information included in the Current Report on Form 8-K filed by the registrant on November 16, 2001.

         (c)      Exhibits.

      Exhibit No.       Description
      -----------       -----------

         2.1 Agreement and Plan of Merger, dated as of August 21, 2001, by and among Roadway Corporation, Lion Corp. and Arnold Industries, Inc. (incorporated by reference to the registrant's Current Report on Form 8-K filed on August 24, 2001).

         4.1 Registration Rights Agreement, dated as of November 30, 2001, by and among Roadway Corporation, Roadway Express, Inc., Roadway Express International, Inc., Roadway Reverse Logistics, Inc., Arnold Industries, Inc., Arnold Transportation Services, Inc., New Penn Motor Express, Inc. and Credit Suisse First Boston Corporation acting on behalf of itself and as representative of the Initial Purchasers named therein.

         4.2 Pledge, Security and Intercreditor Agreement, dated as of November 30, 2001, by and among Roadway Corporation, Credit Suisse First Boston, as collateral agent, and SunTrust Bank.

         4.3 Indenture, dated as of November 30, 2001, among Roadway Corporation, as Issuer, the Guarantors named therein, and SunTrust Bank, as Trustee.

         10.1 Asset Purchase Agreement, dated as of October 17, 2001, by and among Roadway Corporation, Arnold Logistics, Inc., and Edward H. Arnold.

         99.1           Press Release, dated November 30, 2001.

         99.2 Shareholder Voting Agreement, dated as of August 21, 2001, by and between Roadway Corporation and Edward H. Arnold (incorporated by reference to the registrant's Current Report on Form 8-K filed on August 24, 2001).


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                                   SIGNATURES


                  Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                      Roadway Corporation

                                      By:  /s/ John J. Gasparovic
                                         ---------------------------------------
                                         Name:  John J. Gasparovic
                                         Title:  Vice President and Secretary

Date: December 11, 2001





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                                      EXHIBIT INDEX

Exhibit No.   Description
-----------   -----------

2.1 Agreement and Plan of Merger, dated as of August 21, 2001, by and among Roadway Corporation, Lion Corp. and Arnold Industries, Inc. (incorporated by reference to the registrant's Current Report on Form 8-K filed on August 24, 2001).

4.1 Registration Rights Agreement, dated as of November 30, 2001, by and among Roadway Corporation, Roadway Express, Inc., Roadway Express International, Inc., Roadway Reverse Logistics, Inc., Arnold Industries, Inc., Arnold Transportation Services, Inc., New Penn Motor Express, Inc. and Credit Suisse First Boston Corporation acting on behalf of itself and as representative of the Initial Purchasers named therein.

4.2 Pledge, Security and Intercreditor Agreement, dated as of November 30, 2001, by and among Roadway Corporation, Credit Suisse First Boston, as collateral agent, and SunTrust Bank.

4.3 Indenture, dated as of November 30, 2001, among Roadway Corporation, as Issuer, the Guarantors named therein, and SunTrust Bank, as Trustee.

10.1 Asset Purchase Agreement, dated as of October 17, 2001, by and among Roadway Corporation, Arnold Logistics, Inc., and Edward
              H. Arnold.

99.1          Press Release, dated November 30, 2001.

99.2 Shareholder Voting Agreement, dated as of August 21, 2001, by and between Roadway Corporation and Edward H. Arnold (incorporated by reference to the registrant's Current Report on Form 8-K filed on August 24, 2001).